Supplement Dated December 19, 2002*

                    to the Prospectus Dated October 30, 2002

           of American Express(R) Variable Portfolio Funds S-6466-99 V

The following revision applies to the AXP(R) Variable Portfolio - Cash Management Fund's "Management" section of the prospectus:

Jerri I. Cohen, vice president and portfolio manager, joined AEFC in December 2002 with 20 years of investment experience. Prior to joining AEFC, Ms. Cohen was a portfolio manager at Zurich Scudder Investments from 1992 to 2000. From 2000 to 2002, she served as a sector leader/portfolio manager supervising a team managing 30 taxable and tax-exempt money funds. She has a bachelor's degree in accounting from the University of Illinois and an MBA from Northwestern University, Kellogg School of Management. She is a CFA charterholder. She also serves as portfolio manager for AXP Cash Management Fund, AXP Tax-Free Money Fund, IDS Life Series - Government Securities Portfolio and IDS Life Series - Money Market Portfolio.

S-6466-3 A (12/02)

* Valid until October 30, 2003.